Subsequent Events	6 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
Approval of Dividends
On November 15, 2021 the Board of Directors of MUFG approved the payment of semi-annual interim cash dividends of ¥13.5 per share of Common stock, totaling ¥173,791 million, that were payable on December 6, 2021 to the shareholders of record on September 30, 2021.
Repurchase and Cancellation of own shares
At the meeting of the Board of Directors of MUFG held on November 15, 2021, it was resolved to repurchase up to 300,000,000 shares of MUFG’s common stock by market purchases based on the discretionary dealing contract regarding repurchase of own shares for approximately ¥150 billion, in aggregate, from November 16, 2021 to March 31, 2022. The repurchase plan as authorized by the Board of Directors of MUFG allowed for the repurchase of an aggregate amount of up to 300,000,000 shares, which represents the equivalent of 2.33% of the total number of common shares outstanding excluding own shares, or of an aggregate repurchase amount of up to ¥150 billion. The purpose of the repurchase is to enhance the return of earnings to shareholders, to improve capital efficiency, and to implement flexible capital policies. Under this share repurchase program, MUFG repurchased 35,600,900 shares of its common stock for ¥22,605 million in November 2021. Also, on November 30, 2021, MUFG canceled 300,000,000 shares in satisfaction of the resolution adopted at the meeting of the Board of Directors of MUFG held on November 15, 2021.